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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K
                              CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): May 26, 2005

                      ATLAS PIPELINE PARTNERS, L.P.
          (Exact name of registrant as specified in its charter)

     Delaware                      1-14998                  23-3011077
     --------                      -------                  ----------
(State or other jurisdiction        (Commission          (I.R.S. Employer
of incorporation)                   File Number)       Identification No.)


           311 Rouser Road, Moon Township, Pennsylvania  15108
           ---------------------------------------------------
           (Address of principal executive offices) (Zip code)

  Registrant's telephone number, including area code: (412) 262-2830



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events.
                  ------------

         In connection with its public offering of up to 2,645,000 common units pursuant to the prospectus supplement dated May 27, 2005 to its prospectus dated April 5, 2004, which forms part of its registration statement on Form S-3 (File No. 333-113523), Atlas Pipeline Partners, L.P. entered into the underwriting agreement attached hereto.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------
                  (c)      Exhibits

                  1.1      Underwriting Agreement dated May 26, 2005.


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                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ATLAS PIPELINE PARTNERS, L.P.

                                   By:      Atlas Pipeline Partners GP, LLC
                                            Its General Partner
Date:  May 27, 2005
                                   By: /s/ Michael L. Staines
                                       ------------------------------------
                                       President and Chief Operating Officer